Exhibit 99.13

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-B

KEY PERFORMANCE FACTORS
December 31, 1997



        Expected B Maturity                                        4/17/06


        Blended Coupon                                              6.2840%



        Excess Protection Level
          3 Month Average  5.06%
          December, 1997  5.12%
          November, 1997  4.82%
          October, 1997  5.24%


        Cash Yield                                  18.25%


        Investor Charge Offs                        4.64%


        Base Rate                                   8.49%


        Over 35 Day Delinquency                     4.81%


        Seller's Interest                           16.15%


        Total Payment Rate                          13.29%


        Total Principal Balance                     $34,934,847,924.76


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,643,513,406.27